UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 11, 2007

Encysive Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-20117	13-3532643
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4848 Loop Central Drive, Suite 700, Houston, Texas		77081
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-796-8822

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2007, the Compensation and Corporate Governance Committee of the Board of Directors (the "Committee") of Encysive Pharmaceuticals Inc. (the "Company") approved annual incentive grants under the Company’s compensation plan for certain employees of the Company, including its executive officers and named executive officers ("Participants"). The compensation plan (the "Plan") was adopted by the Committee in 2005 as described in the Company’s Proxy Statement for the Annual Meeting of Stockholders held on May 9, 2007. The awards made by the Committee took into consideration, among other factors, the Company’s current financial situation, the current price per share of the Company’s common stock and the number of shares available for grant under the Company’s existing stockholder approved incentive plans.

The Committee accelerated the granting of the annual long term incentive awards from the first regularly scheduled meeting of the Committee after the end of 2007 to the last regularly scheduled meeting of the Committee in 2007 held on December 11, 2007. In addition, the Committee reduced the number of shares granted to each Participant due to limitations imposed by the number of shares of common stock available for grant under the Company’s existing stockholder approved incentive plans. The Committee, in its discretion, modified the vesting of the annual long term incentive awards so that all restrictions on grants of restricted stock lapse and options awards vest in two equal amounts on June 30, 2008 and March 31, 2009 instead of on November 30, 2009 and November 30, 2010. Finally, due to the previously discussed limitation on the number of shares of common stock available for grant, the Committee granted the annual long term incentive awards on the basis of a set number of shares instead of a dollar value of the award.

Except as discussed above, the Committee followed the procedures specified in the Plan in determining and granting the annual long term incentive awards. The Committee (or the Board of Directors in the case of the President and Chief Executive Officer), approved long term incentive awards to the named executive officers as follows:

• George W. Cole, President and Chief Executive Officer: 100,000 shares of restricted stock and 100,000 options with an exercise price of $0.78 per share;
• Richard A.F. Dixon, PhD., Senior Vice President, Research, Chief Scientific Officer: 62,500 shares of restricted stock and 62,500 options with an exercise price of $0.78 per share; and
• D. Jeffrey Keyser, Vice President, Regulatory Affairs: 35,000 shares of restricted stock and 35,000 options with an exercise price of $0.78 per share.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encysive Pharmaceuticals Inc.

December 13, 2007	By:	/s/ Paul S. Manierre

Name: Paul S. Manierre
Title: Vice Presdient, General Counsel and Secretary